UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1940

Legg Mason Partners Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners

Appreciation Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Appreciation Fund, Inc.

Semi-Annual Report  •  June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term appreciation of shareholders’ capital.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the

Legg Mason Partners Appreciation Fund, Inc.         I

Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Legg Mason Partners Appreciation Fund, Inc., excluding sales charges, returned 3.47%. These shares outperformed the Fund’s unmanaged benchmark, the S&P 500 Index, which returned 2.71% for the same period. The Lipper Large-Cap Core Funds Category Average1 increased 1.34% over the same time frame.

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months

Appreciation Fund — Class A Shares	3.47%

S&P 500 Index	2.71%

Lipper Large-Cap Core Funds Category Average	1.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 3.03%, Class C shares returned 3.09% and Class Y shares returned 3.64% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 881 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Appreciation Fund, Inc.

(“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as Smith Barney Appreciation Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Appreciation Fund, Inc.         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. This Fund may invest in foreign stocks, which are subject to certain risks of overseas investing not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV         Legg Mason Partners Appreciation Fund, Inc.

Fund at a Glance (unaudited)

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	3.47%	$1,000.00	$1,034.70	0.91%	$4.59

Class B	3.03	1,000.00	1,030.30	1.83	9.21

Class C	3.09	1,000.00	1,030.90	1.61	8.11

Class Y	3.64	1,000.00	1,036.40	0.56	2.83

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.28	0.91%	$4.56

Class B	5.00	1,000.00	1,015.72	1.83	9.15

Class C	5.00	1,000.00	1,016.81	1.61	8.05

Class Y	5.00	1,000.00	1,022.02	0.56	2.81

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS APPRECIATION FUND, INC.

Shares	Security	Value

COMMON STOCKS — 97.1%
CONSUMER DISCRETIONARY — 7.9%
Diversified Consumer Services — 0.2%
1,000,000	ServiceMaster Co.	$10,330,000

Hotels, Restaurants & Leisure — 0.7%
700,000	Marcus Corp.	14,616,000
700,000	McDonald’s Corp.	23,520,000

	Total Hotels, Restaurants & Leisure	38,136,000

Internet & Catalog Retail — 0.8%
600,000	Amazon.com Inc.*	23,208,000
700,000	eBay Inc.*	20,503,000

	Total Internet & Catalog Retail	43,711,000

Media — 5.4%
300,000	CBS Corp., Class B Shares	8,115,000
800,000	Gannett Co. Inc.	44,744,000
50,000	Liberty Media Holding Corp. — Capital Group, Series A Shares*	4,188,500
250,000	Liberty Media Holding Corp. — Interactive Group, Series A Shares*	4,315,000
400,000	Meredith Corp.	19,816,000
2,755,150	Sirius Satellite Radio Inc.*	13,086,963
6,000,000	Time Warner Inc.	103,800,000
300,000	Viacom Inc., Class B Shares*	10,752,000
3,500,000	Walt Disney Co.	105,000,000

	Total Media	313,817,463

Specialty Retail — 0.8%
1,300,000	Home Depot Inc.	46,527,000

	TOTAL CONSUMER DISCRETIONARY	452,521,463

CONSUMER STAPLES — 12.4%
Beverages — 1.8%
1,750,000	PepsiCo Inc.	105,070,000

Food & Staples Retailing — 4.2%
1,000,000	Costco Wholesale Corp.	57,130,000
2,500,000	Wal-Mart Stores Inc.	120,425,000
1,400,000	Walgreen Co.	62,776,000

	Total Food & Staples Retailing	240,331,000

Food Products — 3.4%
1,126,210	Cadbury Schweppes PLC, Sponsored ADR	43,719,472
600,000	Dean Foods Co.*	22,314,000
1,000,000	General Mills Inc.	51,660,000
400,000	H.J. Heinz Co.	16,488,000
200,000	Hershey Co.	11,014,000
1,052,210	Wm. Wrigley Jr. Co.	47,728,246

	Total Food Products	192,923,718

See Notes to Financial Statements.

4         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Household Products — 3.0%
1,000,000	Kimberly-Clark Corp.	$61,700,000
1,989,121	Procter & Gamble Co.	110,595,127

	Total Household Products	172,295,127

	TOTAL CONSUMER STAPLES	710,619,845

ENERGY — 8.3%
Energy Equipment & Services — 1.3%
500,000	ENSCO International Inc.	23,010,000
310,500	National-Oilwell Varco Inc.*	19,660,860
500,000	Schlumberger Ltd.	32,555,000

	Total Energy Equipment & Services	75,225,860

Oil, Gas & Consumable Fuels — 7.0%
500,000	BP PLC, Sponsored ADR	34,805,000
1,200,000	Canadian Natural Resources Ltd.	66,456,000
700,000	Cimarex Energy Co.	30,100,000
1,700,000	EnCana Corp.	89,488,000
2,700,000	Exxon Mobil Corp.	165,645,000
200,000	Suncor Energy Inc.	16,202,000

	Total Oil, Gas & Consumable Fuels	402,696,000

	TOTAL ENERGY	477,921,860

EXCHANGE TRADED FUNDS — 1.2%
3,200,000	iShares MSCI Japan Index Fund	43,648,000
400,000	streetTRACKS Gold Trust*	24,492,000

	TOTAL EXCHANGE TRADED FUNDS	68,140,000

FINANCIALS — 17.6%
Capital Markets — 1.8%
1,000,000	Bank of New York Co. Inc.	32,200,000
125,000	Goldman Sachs Group Inc.	18,803,750
800,000	Merrill Lynch & Co. Inc.	55,648,000

	Total Capital Markets	106,651,750

Commercial Banks — 2.0%
1,700,000	Wells Fargo & Co.	114,036,000

Consumer Finance — 0.9%
1,000,000	American Express Co.	53,220,000

Diversified Financial Services — 2.2%
1,725,000	Bank of America Corp.	82,972,500
1,000,000	JPMorgan Chase & Co.	42,000,000

	Total Diversified Financial Services	124,972,500

Insurance — 8.4%
4,000	Berkshire Hathaway Inc., Class A Shares*	366,636,000
1,000,000	Marsh & McLennan Cos. Inc.	26,890,000
2,000,000	St. Paul Travelers Cos. Inc.	89,160,000

	Total Insurance	482,686,000

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Real Estate Management & Development — 1.9%
2,200,000	Forest City Enterprises Inc., Class A Shares	$109,802,000

Thrifts & Mortgage Finance — 0.4%
700,000	Brookline Bancorp Inc.	9,639,000
1,000,000	Hudson City Bancorp Inc.	13,330,000

	Total Thrifts & Mortgage Finance	22,969,000

	TOTAL FINANCIALS	1,014,337,250

HEALTH CARE — 7.0%
Biotechnology — 1.6%
900,000	Amgen Inc.*	58,707,000
300,000	Charles River Laboratories International Inc.*	11,040,000
300,000	Genentech Inc.*	24,540,000

	Total Biotechnology	94,287,000

Health Care Equipment & Supplies — 0.8%
200,000	IDEXX Laboratories Inc.*	15,026,000
700,000	Medtronic Inc.	32,844,000

	Total Health Care Equipment & Supplies	47,870,000

Health Care Providers & Services — 0.6%
700,000	UnitedHealth Group Inc.	31,346,000

Pharmaceuticals — 4.0%
500,000	Bristol-Myers Squibb Co.	12,930,000
1,850,000	Johnson & Johnson	110,852,000
3,000,000	Pfizer Inc.	70,410,000
800,000	Wyeth	35,528,000

	Total Pharmaceuticals	229,720,000

	TOTAL HEALTH CARE	403,223,000

INDUSTRIALS — 20.7%
Aerospace & Defense — 3.9%
1,000,000	Honeywell International Inc.	40,300,000
1,600,000	Raytheon Co.	71,312,000
1,800,000	United Technologies Corp.	114,156,000

	Total Aerospace & Defense	225,768,000

Air Freight & Logistics — 1.9%
1,300,000	United Parcel Service Inc., Class B Shares	107,029,000

Airlines — 0.6%
2,000,000	Southwest Airlines Co.	32,740,000

Building Products — 0.5%
1,001,000	Masco Corp.	29,669,640

Commercial Services & Supplies — 2.5%
1,000,000	Covanta Holding Corp.*	17,650,000
1,200,000	Pitney Bowes Inc.	49,560,000
2,200,000	Waste Management Inc.	78,936,000

	Total Commercial Services & Supplies	146,146,000

Electrical Equipment — 0.4%
1,200,000	American Power Conversion Corp.	23,388,000

See Notes to Financial Statements.

6         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Industrial Conglomerates — 9.8%
2,500,000	3M Co.	$201,925,000
8,500,000	General Electric Co.	280,160,000
3,000,000	Tyco International Ltd.	82,500,000

	Total Industrial Conglomerates	564,585,000

Road & Rail — 1.1%
1,231,033	Florida East Coast Industries Inc.	64,419,957

	TOTAL INDUSTRIALS	1,193,745,597

INFORMATION TECHNOLOGY — 15.4%
Communications Equipment — 3.0%
7,000,000	3Com Corp.*	35,840,000
5,000,000	Cisco Systems Inc.*	97,650,000
1,000,000	Motorola Inc.	20,150,000
400,000	QUALCOMM Inc.	16,028,000

	Total Communications Equipment	169,668,000

Computers & Peripherals — 3.4%
5,500,000	EMC Corp.*	60,335,000
1,500,000	Hewlett-Packard Co.	47,520,000
1,150,000	International Business Machines Corp.	88,343,000

	Total Computers & Peripherals	196,198,000

Internet Software & Services — 3.1%
90,000	Google Inc., Class A Shares*	37,739,700
2,700,000	VeriSign Inc.*	62,559,000
2,300,000	Yahoo! Inc.*	75,900,000

	Total Internet Software & Services	176,198,700

IT Services — 1.5%
1,425,000	Automatic Data Processing Inc.	64,623,750
500,000	First Data Corp.	22,520,000

	Total IT Services	87,143,750

Semiconductors & Semiconductor Equipment — 0.8%
1,000,000	Freescale Semiconductor Inc., Class B Shares*	29,400,000
1,000,000	Intel Corp.	18,950,000

	Total Semiconductors & Semiconductor Equipment	48,350,000

Software — 3.6%
9,000,000	Microsoft Corp.	209,700,000

	TOTAL INFORMATION TECHNOLOGY	887,258,450

MATERIALS — 4.7%
Chemicals — 4.2%
200,000	Ashland Inc.	13,340,000
850,000	Cytec Industries Inc.	45,611,000
500,000	Dow Chemical Co.	19,515,000
1,500,000	E.I. du Pont de Nemours & Co.	62,400,000
900,000	Ecolab Inc.	36,522,000
950,000	PPG Industries Inc.	62,700,000

	Total Chemicals	240,088,000

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Metals & Mining — 0.5%
1,000,000	Alcoa Inc.	$32,360,000

	TOTAL MATERIALS	272,448,000

TELECOMMUNICATION SERVICES — 1.2%
Diversified Telecommunication Services — 0.1%
100,000	Verizon Communications Inc.	3,349,000

Wireless Telecommunication Services — 1.1%
1,000,000	ALLTEL Corp.	63,830,000

	TOTAL TELECOMMUNICATION SERVICES	67,179,000

UTILITIES — 0.7%
Electric Utilities — 0.7%
1,410,874	Duke Energy Corp.	41,437,369

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $4,190,614,959)	5,588,831,834

Face Amount
SHORT-TERM INVESTMENTS — 3.0%
Repurchase Agreements — 3.0%
$100,000,000	Interest in $275,425,000 joint tri-party repurchase agreement dated 6/30/06 with Banc of America Securities LLC, 5.200% due 7/3/06; Proceeds at maturity — $100,043,333; (Fully collateralized by various U.S. government agency obligations & Treasury Note, 0.000% to 6.000% due 12/27/06 to 5/15/11; Market Value — $102,000,241)	100,000,000
70,227,000	Interest in $331,346,000 joint tri-party repurchase agreement dated 6/30/06 with Greenwich Capital Markets Inc., 5.200% due 7/3/06; Proceeds at maturity — $70,257,432; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.331% due 9/1/24 to 5/1/38; Market value — $71,631,738)	70,227,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $170,227,000)	170,227,000

	TOTAL INVESTMENTS — 100.1% (Cost — $4,360,841,959#)	5,759,058,834
	Liabilities in Excess of Other Assets — (0.1)%	(3,572,239)

	TOTAL NET ASSETS — 100.0%	$5,755,486,595

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	—	American Depositary Receipt

See Notes to Financial Statements.

8         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $4,360,841,959)	$5,759,058,834
Cash	724
Dividends and interest receivable	4,622,823
Receivable for Fund shares sold	2,732,637
Prepaid expenses	89,574

Total Assets	5,766,504,592

LIABILITIES:
Payable for Fund shares repurchased	3,909,768
Payable for securities purchased	2,699,180
Investment management fee payable	2,619,779
Distribution fees payable	981,275
Transfer agent fees payable	651,949
Deferred compensation payable	17,756
Directors’ fees payable	6,305
Accrued expenses	131,985

Total Liabilities	11,017,997

Total Net Assets	$5,755,486,595

NET ASSETS:
Par value (Note 6)	$393,948
Paid-in capital in excess of par value	4,135,592,131
Undistributed net investment income	23,583,945
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	197,699,868
Net unrealized appreciation on investments and foreign currencies	1,398,216,703

Total Net Assets	$5,755,486,595

Shares Outstanding:
Class A	241,656,023

Class B	63,454,029

Class C	43,733,647

Class Y	45,104,609

Net Asset Value:
Class A (and redemption price)	$14.72

Class B *	$14.32

Class C *	$14.35

Class Y (and redemption price)	$14.70

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$15.49

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$48,811,241
Interest	6,817,264
Less: Foreign taxes withheld	(87,545)

Total Investment Income	55,540,960

EXPENSES:
Investment management fee (Note 2)	16,269,479
Distribution fees (Note 4)	12,432,025
Transfer agent fees (Note 4)	3,448,999
Shareholder reports (Note 4)	147,734
Registration fees	64,430
Insurance	62,209
Directors’ fees (Note 2)	61,069
Legal fees	33,950
Custody fees	25,325
Audit and tax	20,126
Miscellaneous expenses	25,007

Total Expenses	32,590,353
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(652,884)

Net Expenses	31,937,469

Net Investment Income	23,603,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	221,040,650
Futures contracts	4,033,624

Net Realized Gain	225,074,274

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(51,741,932)
Foreign currencies	477

Change in Net Unrealized Appreciation/Depreciation	(51,741,455)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	173,332,819

Increase in Net Assets From Operations	$196,936,310

See Notes to Financial Statements.

10         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$23,603,491	$24,618,591
Net realized gain	225,074,274	330,607,853
Change in net unrealized appreciation/depreciation	(51,741,455)	(125,500,971)

Increase in Net Assets From Operations	196,936,310	229,725,473

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,008,336)	(24,308,828)
Net realized gains	(75,089,705)	(315,326,302)

Decrease in Net Assets From Distributions to Shareholders	(76,098,041)	(339,635,130)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	297,026,432	762,835,757
Reinvestment of distributions	71,416,145	317,853,741
Cost of shares repurchased	(634,628,912)	(1,066,147,249)
Net assets of shares issued in connection with merger (Note 7)	—	87,480,709

Increase (Decrease) in Net Assets From Fund Share Transactions	(266,186,335)	102,022,958

Decrease in Net Assets	(145,348,066)	(7,886,699)
NET ASSETS:
Beginning of period	5,900,834,661	5,908,721,360

End of period*	$5,755,486,595	$5,900,834,661

* Includes undistributed net investment income of:	$23,583,945	$988,790

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.42		$14.67	$13.79	$11.13	$13.69	$14.55

Income (Loss) From Operations:
Net investment income	0.07		0.09	0.14	0.07	0.06	0.10
Net realized and unrealized gain (loss)	0.42		0.52	1.09	2.67	(2.39)	(0.59)

Total Income (Loss) From Operations	0.49		0.61	1.23	2.74	(2.33)	(0.49)

Less Distributions From:
Net investment income	(0.00	)(3)	(0.07)	(0.14)	(0.08)	(0.01)	(0.08)
Net realized gains	(0.19)		(0.79)	(0.21)	—	(0.22)	(0.29)

Total Distributions	(0.19)		(0.86)	(0.35)	(0.08)	(0.23)	(0.37)

Net Asset Value, End of Period	$14.72		$14.42	$14.67	$13.79	$11.13	$13.69

Total Return(4)	3.47%		4.15%	8.92%	24.70%	(17.00)%	(3.44)%

Net Assets, End of Period (millions)	$3,556		$3,587	$3,575	$3,210	$2,476	$3,140

Ratios to Average Net Assets:
Gross expenses	0.93	%(5)	0.96%	0.95%	0.96%	0.95%	0.92%
Net expenses	0.91	(5)(6)	0.96	0.93 (6)	0.96	0.95	0.92
Net investment income	1.00	(5)	0.61	0.96	0.55	0.48	0.68

Portfolio Turnover Rate	20%		53%	40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.09		$14.40		$13.54	$10.95	$13.58	$14.47

Income (Loss) From Operations:
Net investment income (loss)	0.01		(0.03)		0.02	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	0.41		0.51		1.06	2.62	(2.36)	(0.58)

Total Income (Loss) From Operations	0.42		0.48		1.08	2.59	(2.41)	(0.60)

Less Distributions From:
Net investment income	—		(0.00	)(3)	(0.01)	—	—	—
Net realized gains	(0.19)		(0.79)		(0.21)	—	(0.22)	(0.29)

Total Distributions	(0.19)		(0.79)		(0.22)	—	(0.22)	(0.29)

Net Asset Value, End of Period	$14.32		$14.09		$14.40	$13.54	$10.95	$13.58

Total Return(4)	3.03%		3.31%		7.99%	23.65%	(17.70)%	(4.20)%

Net Assets, End of Period (millions)	$908		$986		$1,078	$1,075	$871	$1,081

Ratios to Average Net Assets:
Gross expenses	1.83	%(5)	1.80%		1.78%	1.76%	1.82%	1.76%
Net expenses	1.83	(5)(6)	1.80		1.76 (6)	1.76	1.82	1.76
Net investment income (loss)	0.08	(5)	(0.23)		0.11	(0.26)	(0.38)	(0.17)

Portfolio Turnover Rate	20%		53%		40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005		2004	2003	2002		2001
Net Asset Value, Beginning of Period	$14.11		$14.42		$13.55	$10.96	$13.58		$14.47

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.03)		0.02	(0.03)	(0.04)		(0.02)
Net realized and unrealized gain (loss)	0.41		0.51		1.08	2.62	(2.36)		(0.58)

Total Income (Loss) From Operations	0.43		0.48		1.10	2.59	(2.40)		(0.60)

Less Distributions From:
Net investment income	—		(0.00	)(3)	(0.02)	—	(0.00	)(3)	—
Net realized gains	(0.19)		(0.79)		(0.21)	—	(0.22)		(0.29)

Total Distributions	(0.19)		(0.79)		(0.23)	—	(0.22)		(0.29)

Net Asset Value, End of Period	$14.35		$14.11		$14.42	$13.55	$10.96		$13.58

Total Return(4)	3.09%		3.31%		8.08%	23.63%	(17.62)%		(4.20)%

Net Assets, End of Period (millions)	$628		$661		$614	$531	$318		$266

Ratios to Average Net Assets:
Gross expenses	1.68	%(5)	1.77%		1.76%	1.80%	1.75%		1.72%
Net expenses	1.61	(5)(6)	1.77		1.74 (6)	1.80	1.75		1.72
Net investment income (loss)	0.29	(5)	(0.20)		0.16	(0.28)	(0.30)		(0.13)

Portfolio Turnover Rate	20%		53%		40%	42%	74%		62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.38		$14.63	$13.76	$11.15	$13.67	$14.52

Income (Loss) From Operations:
Net investment income	0.10		0.15	0.19	0.12	0.10	0.14
Net realized and unrealized gain (loss)	0.42		0.53	1.09	2.67	(2.39)	(0.58)

Total Income (Loss) From Operations	0.52		0.68	1.28	2.79	(2.29)	(0.44)

Less Distributions From:
Net investment income	(0.01)		(0.14)	(0.20)	(0.18)	(0.01)	(0.12)
Net realized gains	(0.19)		(0.79)	(0.21)	—	(0.22)	(0.29)

Total Distributions	(0.20)		(0.93)	(0.41)	(0.18)	(0.23)	(0.41)

Net Asset Value, End of Period	$14.70		$14.38	$14.63	$13.76	$11.15	$13.67

Total Return(3)	3.64%		4.62%	9.30%	25.11%	(16.71)%	(3.07)%

Net Assets, End of Period (millions)	$663		$667	$642	$474	$85	$87

Ratios to Average Net Assets:
Gross expenses	0.57	%(4)	0.57%	0.57%	0.59%	0.59%	0.58%
Net expenses	0.56	(4)(5)	0.57	0.55 (5)	0.59	0.59	0.58
Net investment income	1.34	(4)	1.00	1.35	0.96	0.85	1.02

Portfolio Turnover Rate	20%		53%	40%	42%	74%	62%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Legg Mason Partners Appreciation Fund, Inc. (formerly known as Smith Barney Appreciation Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts

16         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund.

Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%

Next $250 million	0.700

Next $500 million	0.650

Next $1 billion	0.600

Next $1 billion	0.550

Over $3.0 billion	0.500

During the six months ended June 30, 2006, SBFM waived a portion of its fee in the amount of $521,463. In addition, during the six months ended June 30, 2006, the Fund was reimbursed for expenses in the amount of $131,421.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A

18         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2006, LMIS and its affiliates did not receive any sales charges or CDSCs.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its member effective January 1, 2007. This change will have no effect on fees previously deferred.

As of June 30, 2006, the Fund had accrued $17,756 as deferred compensation.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,135,323,278

Sales	1,313,372,168

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,437,805,087
Gross unrealized depreciation	(39,588,212)

Net unrealized appreciation	$1,398,216,875

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$4,476,514	$1,926,240	$79,239
Class B	4,727,158	1,197,930	44,333
Class C	3,228,353	324,673	23,764
Class Y	—	156	398

Total	$12,432,025	$3,448,999	$147,734

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class A	$733,076	$17,785,308
Class B	—	131,491
Class C	—	85,876
Class Y	275,260	6,306,153

Total	$1,008,336	$24,308,828

Net Realized Gains
Class A	$46,052,091	$191,020,886
Class B	12,104,355	54,046,971
Class C	8,337,736	35,329,023
Class Y	8,595,523	34,929,422

Total	$75,089,705	$315,326,302

6.	Capital Shares

At June 30, 2006, the Company had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

20         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	13,233,140	$196,239,719	30,990,095	$452,570,100
Shares issued on reinvestment	3,078,799	44,396,248	13,519,344	197,787,424
Shares repurchased	(23,493,044)	(348,117,333)	(40,124,610)	(585,813,599)
Shares issued in connection with merger (Note 7)	—	—	754,656	11,167,932

Net Increase (Decrease)	(7,181,105)	$(107,481,366)	5,139,485	$75,711,857

Class B
Shares sold	2,863,363	$41,430,955	8,799,794	$125,567,978
Shares issued on reinvestment	823,667	11,564,262	3,616,431	51,670,347
Shares repurchased	(10,213,732)	(147,746,678)	(18,558,225)	(265,816,383)
Shares issued in connection with merger (Note 7)	—	—	1,267,551	18,414,370

Net Decrease	(6,526,702)	$(94,751,461)	(4,874,449)	$(70,163,688)

Class C
Shares sold	2,410,454	$34,939,979	7,003,079	$100,065,738
Shares issued on reinvestment	554,823	7,806,362	2,323,194	33,233,184
Shares repurchased	(6,094,074)	(88,216,367)	(9,034,353)	(129,452,520)
Shares issued in connection with merger (Note 7)	—	—	3,981,282	57,898,407

Net Increase (Decrease)	(3,128,797)	$(45,470,026)	4,273,202	$61,744,809

Class Y
Shares sold	1,650,607	$24,415,779	5,874,496	$84,631,941
Shares issued on reinvestment	530,831	7,649,273	2,405,753	35,162,786
Shares repurchased	(3,419,001)	(50,548,534)	(5,802,423)	(85,064,747)

Net Increase (Decrease)	(1,237,563)	$(18,483,482)	2,477,826	$34,729,980

7.	Transfer of Net Assets

On March 4, 2005, the Fund acquired the assets and certain liabilities of the Smith Barney Group Spectrum Fund (“Group Spectrum Fund”) pursuant to a plan of reorganization approved by Group Spectrum Fund shareholders on February 25, 2005. Total shares issued by the Fund, the total net assets of the Group Spectrum Fund and total net assets of the Fund on the date of transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Group Spectrum Fund	Total Net Assets of the Fund
Group Spectrum Fund	6,003,489	$87,480,709	$6,014,143,916

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

The total assets of the Group Spectrum Fund before acquisition included unrealized appreciation of $9,078,269 and accumulated net realized loss of $103,082,333. The accumulated net realized loss from the Group Spectrum Fund is subject to various tax limitations that will result in $81,182,467 of these losses expiring unutilized. Therefore, only $21,899,866 will be available to offset future gains of the Fund. Total net assets of the Fund immediately after the transfer were $6,101,624,625. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Capital Loss Carryforward

As of December 31, 2005, the Fund had a net capital loss carryforward of approximately $18,677,130 which expires on December 31, 2010. This amount will be available to offset any future taxable gains other than those that are attributable to appreciation in the Fund’s portfolio at the time of the reorganization.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in

22         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

24         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

13.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that

Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

26         Legg Mason Partners Appreciation Fund, Inc. 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM North America, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC (“SBFM”) and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the

Legg Mason Partners Appreciation Fund, Inc.         27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

28         Legg Mason Partners Appreciation Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Appreciation Fund, Inc.          29

Legg Mason Partners Appreciation Fund, Inc.

DIRECTORS Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Appreciation Fund, Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC.

Member NASD, SIPC

FD0404 8/06	SR06-112

Legg Mason Partners Appreciation Fund, Inc.

LEGG MASON PARTNERS APPRECIATION FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Appreciation Fund Inc. name.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Appreciation Fund, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date: September 8, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date: September 8, 2006